Exhibit 99.1

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2018 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

2018 Key Metrics

▪ Total Assets	$4.2 billion
▪ Market Capitalization	$702.4 million
▪ Cash Dividend Yield	3.64%
▪ P/E Ratio	11.8x
▪ Price to Book Value	1.2x
▪ Price to Tangible Book Value	1.4x
▪ Tangible Common Equity Ratio	12.06%

- Competitive Position
  - 2nd largest Kentucky domiciled bank holding company
  - 2nd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
  - 7th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions

Financial data as of December 31, 2018

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Our Banking Franchise

Central Region

Loans - $675 million

Deposits - $836 million

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $961 million

Deposits - $1.4 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $368 million

Deposits - $515 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $668 million

Deposits - $754 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $534 million

CTIC

Assets Under Management - $2.0 billion (including $0.6 billion CTB)
Revenues - $14.8 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of December 31, 2018

4

 Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billionsRevenue in millions  5

 2018 Performance

 2018 Performance Summary   Goals ResultsEarnings $58.8 - $60.2 million $59.2 millionEPS $3.32 - $3.40 per share $3.35 per shareROAA 1.41% - 1.44% 1.41%ROAE 10.72% - 10.97% 10.83%Assets $4.15 - $4.32 billion $4.20 billionLoans $3.15 - $3.35 billion $3.21 billionDeposits $3.47 - $3.61 billion $3.54 billionShareholders’ equity $552.6 - $575.2 million $564.2 million  7

 Shareholder Value

 Dividends Per Share  2018 cash dividends increased 6.2%Dividend payout ratio for 2018 was 41.22%Desired level between 40% and 50%December 31, 2018 cash dividend yield was 3.64%Cash dividend increased to $0.36 per share effective October 1, 2018  9

 Shareholders’ Equity  Shareholders’ equity has increased 26.0% during the past five years6.5% compound growth rate for the past five years2019 goal for shareholders’ equity - $584.0 to $607.8 million  (in millions)  10  6.5%

 Book Value Per Share  Tangible Common Equity/Assets  11

 Total Market Capitalization  Peer data obtained from SNL Financial; peer group consists of publicly traded regional bank holding companies with comparative assets, as defined in our Proxy Statement.  (in millions)  12  Price to Tangible Book Value 2014 2015 2016 2017 2018 CTBI 1.67x 1.50x 2.01x 1.79x 1.41x Peer 1.72x 1.71x 1.83x 2.17x 1.96x

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2013 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2018.  13

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  14  December 31, 2018

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends38 years of consecutive increases in cash dividends5-year compound growth rate of cash dividends 3.6%Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock IndexCTBI shareholders include187 institutional investors (including CTIC – 10.0%) hold 10.9 million shares (57.8%)287 mutual funds hold 5.1 million shares (28.6%)  Data as of December 31, 2018  15

CTBI's Franchise Value

- History of solid investor returns
- Historically strong capital position
- Investor focused dividend policy
  - Dividend Achievers Index
- Consistent financial performance
- Community banking strategy
- Economic diversity in the markets we serve
- Strong experienced management team and over 1,000 dedicated employees
- Our shareholders

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 Earnings Review

 Earnings Per Share  EPS increased 14.7% from 2017 to 20182019 EPS goal - $3.45 to $3.52 per share  18

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2018 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 Net Income  Net income increased 15.0% from 2017 to 20182019 goal for net income - $61.3 to $62.6 million  (in millions)  20

 Revenues  2018 revenues increased 4.4% from 20172019 goal for revenues - $189.0 to $194.7 million  (in millions)  21

 Noninterest Incomeas a % of Total Revenue  2018 noninterest income increased 7.1% from 2017Increases in trust revenue, deposit service charges, and bank owned life insurance income2019 goal for noninterest revenue – 23.0% to 26.0% of total revenue  (in millions)  22

 Net Interest Revenue  2018 net interest revenue increased by 3.5% from 2017Net interest margin decreased 1 basis pointAverage earning assets increased $114.5 million, or 3.0%  (in millions)  23

 Net Interest Margin  Pressure on the margin1-year cumulative gap position at 12/31/18 – (10.04)%  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2018 for bank holding companies with consolidated assets of $3 billion to $10 billion.  % of assets repricingWithin 30 days 28.84%% of liabilities repricing Within 30 days 42.44%Within 90 days 47.76%Within 180 days 51.50%  24

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2018 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  25  Noninterest Expense & Efficiency Ratio  (in millions)

 Balance Sheet Review

 Total Assets  Total assets at 12/31/18 increased $65.4 million, or 1.6%, from 12/31/17Loans increased $85.7 million or 2.7%Investment portfolio increased $9.1 million or 1.6%Deposits increased $31.0 million or 0.9%2019 goal for total assets - $4.20 to $4.46 billion  (in billions)  27

 Total Loans  Total loans at 12/31/18 increased 2.7% from 12/31/17Loan production for the year totaled $0.8 billion2019 goal for total loans - $3.31 to $3.45 billion  (in billions)  28  Loan Portfolio Mix  December 31, 2018

 Concentrations of Creditas a % of Total Loans  December 31, 2018  * As a percentage of funded exposure  29

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2018 for bank holding companies with consolidated assets of $3 billion to $10 billion.  December 31, 2018  30  Nonperforming Loansas a % of Total Loans

 Nonperforming Assetsas a % of Total Assets  $27.3 million in other real estate owned  31  Loan Loss Reserveas a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2018 for bank holding companies with consolidated assets of $3 billion to $10 billion.

 Total Other Real Estate Owned  Sales of foreclosed properties for the year ended 12/31/18 $7.7 millionNew bookings in 2018 $5.5 millionProperties under contract to sell $3.3 million  (in millions)  32

 Total Depositsincluding Repurchase Agreements  2019 goal for total deposits including repurchase agreements - $3.56 to $3.71 billion  (in billions)  33  Total Depositsincluding Repurchase Agreements  December 31, 2018

 1st Quarter 2019 Review

 Key Metrics – 1st Quarter 2019  Total Assets $4.3 billionMarket Capitalization $729.5 millionCash Dividend Yield 3.51%P/E Ratio 12.1xPrice to Book Value 1.3xPrice to Tangible Book Value 1.4xTangible Common Equity Ratio 12.05%  Financial data as of March 31, 2019  35

 Earnings Per Share  36

 Net Income  Net interest income decreased 0.8% from prior quarter, but increased 4.0% from prior year 1st quarterNet interest margin at 3.70% increased 2 basis points from prior quarter and 5 basis points from prior year 1st quarterAverage earnings assets increased $29.4 million from prior quarter and $96.2 million from prior year 1st quarterProvision for loan losses decreased $1.6 million from prior quarter and $0.8 million for prior year 1st quarterTax expense increased $1.0 million due to recognition of our Kentucky deferred tax liability at March 31, 2019, as a result of the legislation transitioning banks from a bank franchise tax to the Kentucky corporate income tax beginning in 2021.  37  (in millions)

 Noninterest Income  $1.2 million decrease in bank owned life insurance revenueDecreases in deposit service charges, trust revenue, and loan related fees year over year, offset by a positive variance in securities gains and miscellaneous income  (in millions)  38

 Noninterest Expense  Q-O-QIncrease in personnel expenseIncreases in salaries, bonuses and related taxesDecrease in group medical and life insuranceY-O-YIncrease in personnel expenseIncreases in salaries and other employee benefitsDecrease in group medical and life insurance  (in millions)  39

 Total Assets  Total assets at 3/31/19 increased $111.7 million, or an annualized 10.8%, during the first quarterLoans decreased $18.9 millionInvestment portfolio increased $5.5 millionDeposits increased $81.9 million  (in billions)  40

 Total Loans  Loan portfolio decreased at an annualized rate of 2.4% during the quarterLoans increase from prior year first quarter 2.3%  (in billions)  41

 Total Depositsincluding Repurchase Agreements  Deposits, including repurchase agreements, increased an annualized 9.4% from prior quarter and 1.6% from prior year first quarter  (in billions)  42

 Nonperforming Loansas a % of Total Loans  43

 Nonperforming Assetsas a % of Total Assets  44

 Net Charge-offsas a % of Average Loans (annualized)  45

 Efficiency Ratio  46

 Key Strategic Initiatives

Operational Priorities

- Build core earnings capacity
  - Quality loan growth
  - Low cost deposit growth
- Maintain net interest margin
- Operational efficiency
  - Expense control
  - Noninterest revenue growth
- Compliance management
- Increase noninterest income
  - Wealth management
  - Brokerage
  - Life insurance
- Continuing focus on improving asset quality
- Liquidation of other real estate owned

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CTBI: 2019 Outlook

Net Income	$61.3 - $62.6 million
Earnings Per Share	$3.45 - $3.52 per share
ROAA	1.44% - 1.47%
ROAE	10.57% - 10.79%
Assets	$4.20 - $4.46 billion
Loans	$3.31 - $3.45 billion
Deposits	$3.56 - $3.71 billion
Shareholders' Equity	$584.0 - $607.8 million

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To Our Shareholders   Your management has a Strategic Plan for the performance and operations of your company. Success will be attained by the execution of this plan, not just by management, but by approximately 1,000 employees. The continuing support by you, our shareholders, by referring your friends, neighbors, and business associates to do business with your bank, is invaluable to the execution of our plans for the performance of your Company.  50

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